MCMORAN EXPLORATION CO.

2nd Quarter 2010 Conference Call

James R. Moffett
Co-Chairman of the Board & CEO

Richard C. Adkerson
Co-Chairman of the Board

July 19, 2010

MMR LISTED NYSE

www.mcmoran.com

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains forward-looking statements regarding oil and gas exploration, development and production activities, capital expenditures, reclamation costs and anticipated and potential production and flow rates. Accuracy of forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update the forward-looking statements in this presentation and does not intend to update the forward-looking statements more frequently than quarterly. Important factors that might cause future results to differ from results anticipated by forward-looking statements include adverse conditions, such as high temperature and pressure, that could lead to mechanical failures or increased costs; variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the potential adoption of new governmental regulations; the ability to satisfy future cash obligations and environmental costs; as well as other general exploration and development risks and hazards. These and other factors are more fully described in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2009, on file with the Securities and Exchange Commission (SEC).

The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2009.

2Q10 Summary

- Deep Gas Exploration – Blueberry Hill Sidetrack
  - Identified Potential Hydrocarbon Bearing Zones
  - Additional Drilling Expected to Evaluate Prospective Intervals
- Ultra-Deep Exploration – Advanced Two In-Progress Wells
  - Davy Jones Offset Appraisal Well
  - Blackbeard East
- Development Activities – Davy Jones Ultra-Deep Discovery
  - Completed Well Design in 2Q
  - Equipment is Being Procured
- Completed Necessary Certifications Required by Bureau of Ocean Energy Management

Financial Summary

Financial Results (in millions)	2Q10	6-mo 2010
Revenues	$108	$241
Net Loss	$(22)	$(88)
EBITDAX (1)	$59	$144
Operating Cash Flows (2)	$11	$92
Capital Expenditures	$61	$101
Cash	$ -	$217

Notable Items Included in Results: (in millions)	2Q10	6-mo 2010
Impairment Charges (3)	$14	$71
Dry Hole Costs (4)	$3	$7
Insurance Gain (5)	$(9)	$(9)
Losses on Inducement of Convertible Preferred Stock (6)	$2	$11

(1) See reconciliation of this non-GAAP measure on page 20.
(2) Includes working capital sources (uses) of $(10.9) million in second-quarter 2010 and $20.3 million in the first six months of 2010.
(3) Reduction of certain fields' net carrying value to fair value based on period-end pricing and cost assumptions and estimated remaining reserves.
(4) Primarily associated with costs incurred below 19,000 feet at the Blueberry Hill offset appraisal well.
(5) Partial payment for insured losses related to the September 2008 hurricanes in the Gulf of Mexico.
(6) Reflects charges for privately negotiated transactions to induce conversion of ~9,600 shares of McMoRan's 8% Convertible Perpetual Preferred Stock with a liquidation preference of $9.6 million into 1.4 million shares of McMoRan common stock and $10.8 million of payments to induce conversion of approximately 57,200 shares of 8% preferred stock into approximately 8.4 million shares of common stock in the six months ended June 30, 2010.

McMoRan GOM Shallow Water Shelf Acreage Position

Rights to 1 Million Gross Acres, Including 200,000 Acres in the Ultra-deep Trend, Substantially All in Shallow Water on the Shelf


Flatrock/Davy Jones/Blueberry Hill Area
SHALLOW WATER SHELF
100
650
Blackbeard Area
DEEPWATER
7/10

MMR Existing Acreage

Major Differences Between Drilling on GOM Shelf and Deepwater

Shelf Drilling (< 500') WD

- **Rig Stationary and Supported on Sea Floor**
- **Blowout Preventers Above Water**
  - Accessible to Rig Personnel
  - Do Not Experience Hydrate Problems
- **Kill Weight Mud to Surface When Well Temporarily Abandoned**
- **No Riser Needed**
- **Primarily Natural Gas Targets**
- **~ 50,000 Wells Drilled Since 1947**

Deepwater Drilling (> 500' WD)

- **Floating Rig**
- **Blowout Preventers on Sea Floor**
  - Accessible by Remote Operated Vehicle Only
  - Experience Hydrate Problems
- **Kill Weight Mud to Mudline Only When Well Temporarily Abandoned**
- **Riser Needed to Connect Rig to Sub-sea Wellhead**
- **Primarily Oil Targets – If Blowout, Potential Oil Spill**
- **~ 5,000 Wells Drilled Since 1975**

Shallow Water vs Deepwater Equipment


Stationary Jack-up Rig
Floating Rig Facility
Shelf
<500' WD
Deepwater
>500' WD
Riser
BOP at Rig Level Above Water
18,000'
Seafloor BOP

"Shallow water drilling activities that use different technologies do not present the same type or level of risks as deepwater drilling operations and can continue to move forward if operators are in compliance with all safety and environmental requirements, including new safety and environmental requirements implemented through recent Notices to Lessees."

U.S. Department of Interior release -- 07/12/10

MCMORAN EXPLORATION CO.

2Q10 Average Production Rates For Top Fields

(MMcfe/d)

2Q10 Sales	
Natural Gas (Bcf)	9.8
Oil (mm bbls)	0.6
Plant Products (Bcfe)	1.4



West Cameron 96 Gross: 12 Net: 4
LA State Lease 18090 "Long Point" Gross: 24; Net: 6
"Laphroaig" Gross: 9; Net: 3
West Delta 27 Gross: 6; Net: 3
South Pelto 9 Gross: 15; Net: 5
South Marsh Island 212 "Flatrock" Field Gross: 187; Net: 35
Eugene Island 251 Gross: 16; Net: 7
Main Pass 299 Gross: 9; Net: 8
Vermilion 215 Gross: 7; Net: 5
South Timbalier 148 Gross: 9; Net: 4
Brazos A21 Gross: 3; Net: 3
Eugene Island 182 Gross: 10; Net: 6
100'
South Timbalier 299 Gross: 4; Net: 3
High Island 474 Gross: 6; Net: 3
South Marsh Island 146 Gross: 4; Net: 4
Ship Shoal 269 Gross: 5; Net: 3
High Island A353 Gross: 3; Net: 3
Eugene Island 346 Gross: 11; Net: 4
North Padre Island 891 Gross: 7; Net: 3
Eugene Island 318 Gross: 10; Net: 6

Blueberry Hill Update



Located in 10 feet of water

- MMR WI: 42.9%
- MMR NRI: 29.7%

#9 Sidetrack Well

- Spud Date: April 26, 2010
- Drilled to TVD of 23,500'; Setting Liner
- PTD: 24,000'
- LWD Tools Indicated Sands with High Resistivity Levels Below 23,100'
  - Similar in Age to Sands Seen in 2009
  - Fault Separated
- Plan to Deepen Well and Evaluate Wireline Logs


BLUEBERRY HILL
214
299
8
SOUTH MARSH ISLAND N. ADDN
EUGENE ISLAND
225
300
A
A'
Wells Drilled in 2009
Original Well Drilled 2005
Possible Disturbed Zone
Shale
9
#9 STK1 Drilling
#9 P&A
227
226
SL 340
OCS-310
1 Mile
25
7/10

LA State Lease 340

2nd Half 2010 Exploration Activities

Deep Gas Prospects

- Blueberry Hill – LA State Lease 340
- Hurricane Deep Redrill – SMI 217
- Boudin – EI 26
- Platte – Vermilion Parish, LA





Rowan Mississippi – On location at Davy Jones Offset Appraisal Well

Ultra-Deep Prospects

- Davy Jones Offset Appraisal – SMI 234
- Blackbeard East – ST 144
- Lafitte – EI 223

Future Plans Include:

- Blackbeard West – Testing/Deepening/Offset
- John Paul Jones

MCMORAN EXPLORATION CO.

Davy Jones – Major Ultra-Deep Discovery



Located in 20 Feet of Water

- MMR Paying 28.7% for 32.7% WI
- MMR NRI: 25.9%
- Discovery Well Logged 200 Net Feet of Pay

Offset Appraisal Well

- Located 2½ Miles Southwest of Discovery
- Spud Date: April 7, 2010
- Drilled to 11,100'; Setting 16" Casing
- Will Test Similar Sections Up-dip and Deeper Potential, Possibly Cretaceous Section
- Positive Results Would Support Existence of Continuity of Reservoir Sands


220
221
222
223
Davy Jones
SOUTH MARSH ISLAND N. ADDN
J'
232
231
230
229
McMoRan Davy Jones Discovery TA - Waiting On Completion Materials
233
235
236
McMoRan Drilling
J
246
Proposed Davy Jones Unit
245
244
243

Large Ultra-Deep Structure
Encompassing 4 OCS Lease Blocks
South Marsh Island
230/231/234/235



The Davy Jones discovery has earned *Oil and Gas Investor's* Best Discovery 2009-2010 award.

Davy Jones Completion Update

- Completed Well Design in 2Q2010
- Long-lead Time Equipment Being Procured
- Completion & Flow Test Expected in 3Q2011
- Davy Jones #1 Well Available for Production Immediately After Flow Test

McMoRan Davy Jones Completion Team


Davy Jones #1 Wellhead

Blackbeard East
Ultra-Deep Exploration Prospect



Located in 80 Feet of Water on South Timbalier Block 144, 9 Miles East of Blackbeard West


164
112
111
110
109
108
187
141
142
143
144
145
SOUTH TIMBALIER
Blackbeard East - ST 144
A'
McMoRan
Blackbeard West #1BP2
TA
McMoRan
Blackbeard East #1
Drilling
A
188
168
167
166
165
164
SHIP SHOAL
McMoRan
Blackbeard W. Prop
BBW Unit
211
169
170
171
BBE Unit
172
173
Blackbeard West - ST 167/168
1 Mile
7/10

- MMR Paying 32.0% for 38.5% WI
- MMR NRI: 30.7%
- Spud Date: March 8, 2010
- PTD: 29,950'
- Drilling Below 18,400'
- Targeting Miocene Objectives Below Salt Weld

Blackbeard East vs. Blackbeard West

- Targets Should be Present at a Shallower Depth than Blackbeard West Including Additional Miocene Section not seen in Blackbeard West
- Aerial Closure is Comparable to Blackbeard West
- Reservoir Temperatures and Pressures Expected to be Lower Than Blackbeard West

Cross Section Lafitte/ Blackbeard West/Blackbeard East

Regional Cross Section - Subsalt Play
Eugene Island to South Timbalier


Eugene Island Area
Lafitte Prospect
North
South
-10,000'
-20,000'
-30,000'
-40,000'
Salt Weld
Upper Miocene
Rubble / Mineralized Zone
Middle Miocene
±7,000' Potential Miocene Section
Salt
PTD 29,950' MD
Lower Miocene
Oligocene
Eocene / Paleocene (Wilcox)
Upper Cretaceous
Mesozoic
69 Miles
A
Blackbeard West
South Timbalier Area
Blackbeard East
Drilling
A'
10 Miles
Pleistocene / Pliocene
Upper Miocene
Salt
Salt Weld
Drilled Miocene Section 3,450'
30,000' - 32,000' 3 Pay Zones
Rubble / Mineralized Zone
Middle Miocene
Potential Miocene Section ±8,055'
Lower Miocene
Oligocene
Eocene / Paleocene (Wilcox)
Upper Cretaceous
Mesozoic

MCMORAN EXPLORATION CO.

Ultra-Deep Focus Areas on the Shelf of Gulf of Mexico

Generated 15 Prospects on Large Structures on Shelf with Ties to the Deepwater.



Play Location Map
Fold Belt, Sub-Salt, & Treasure Island
MMR Ultra-Deep Focus Areas Wilcox/Tuscaloosa
MMR Ultra-Deep Focus Areas Miocene/Wilcox
Industry Data Points in Deepwater
MMR Wilcox/Tuscaloosa Play
MMR Miocene/Wilcox Play
Deepwater Lower/Middle Miocene Trend
Deepwater Eocene/Paleocene (Wilcox)
McMoRan Acreage
STATE
FEDERAL
Blueberry Hill
Flatrock
Davy Jones
Lafitte
Blackbeard West
Blackbeard East
Llano
Knotty Head
Tahiti
Maddog
Thunderhorse
Tiber
Kaskida
Cascade
Jack
7/10

Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 5+ Tcfe Net*

*Assumes McMoRan has rights to 20% NRI; actual WI & NRI are pending unitization and parties' participation on a per prospect basis

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

2010 Outlook Summary

- 2010 Production Estimate
  - Annual Average 160 MMcfe/d
  - 2H10e – 145 MMcfe/d
- 2010 Capital Expenditures Estimate – $240 MM
  - $170 MM in Exploration
  - $70 MM in Development
  - Spending to Continue to be Driven by Opportunities and Managed Based on Market Conditions and Participation by Partners
- Reclamation Cost Estimate:
  - ~$130 MM in P&A Expenditures
  - ~$50 MM Expected to be Covered by Insurance
  - $12.5 MM P&A Escrow
  - Entitled to Additional Reimbursements Under Insurance Programs for Other 2008 Hurricane Related Claims Expected in Future Years

e = estimate

Cash Flow Sensitivities

2010e EBITDAX (1)

($ in millions)

EBITDAX Estimate Sensitivities

For Remaining 6 Months of 2010

+/- $1/MMbtu Gas Price	$20
+/- $5/bbl Oil Price	$5
+/- 10% Production Volume	$17



$205
$230
$255
-$1/MMbtu
-$5/Bbl
Forward
Pricing
+$1/MMbtu
+$5/Bbl

(1) Based on 2010 production estimate from existing fields and NYMEX forward curve pricing as of July 13, 2010 ($4.56/MMbtu and $77.75bbl for remaining 6 months of 2010). Estimates include the projected impact of derivative contracts currently in place.

e = estimate.

Financial Policy

- Maintain Strong Balance Sheet & Liquidity to Enable Future Growth
- Capital Spending to be Driven by Opportunities
- Commit Capital to High Potential Opportunities While Maintaining Capital Discipline
- Manage Risk Through Partnering


McMoRan
McMoRan Exploration Co.
Reference Slides
MMR
LISTED
NYSE
www.mcmoran.com

Reconciliation of Non-GAAP Measure

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not a recognized accounting term under accounting principles generally accepted in the United States of America (GAAP). As defined by McMoRan, EBITDAX reflects the company's adjusted oil and gas operating income (loss). EBITDAX is derived from net loss from continuing operations before other income, net; interest expense, net; income tax expense; Main Pass Energy Hub™ costs; exploration expenses; depletion, depreciation and amortization expense; hurricane repair charges included in production and delivery costs; stock-based compensation charged to general and administrative expenses; insurance recoveries; gain on sale of oil and gas property; and change in fair value of oil and gas derivative contracts. EBITDAX should not be considered by itself or as a substitute for net income (loss), operating income (loss), cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of McMoRan's profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net income (loss), the computation of this non-GAAP financial measure may be different from similar presentations of other companies, including oil and gas companies in our industry. As a result, the EBITDAX data presented below may not be comparable to similarly titled measures of other companies. A reconciliation of net loss to EBITDAX for the second quarter and six months ended June 30, 2010 is set forth below:

	2Q10	6-mo 2010
	($ in millions)	
Net loss applicable to common stock, as reported	$ (22)	$ (88)
Preferred dividends and inducement payments for early conversion of preferred stock	5	18
Loss from discontinued operations	2	3
Income from continuing operations, as reported	(15)	(67)
Other income, net	-	-
Interest expense, net	10	20
Income tax expense	-	-
Main Pass Energy Hub™ costs	-	-
Exploration expenses	10	23
Depreciation, depletion and amortization expense	58	166
Hurricane repair charges included in production and delivery costs	2	3
Stock-based compensation charge to general and administrative expenses	2	7
Gain on sale of oil and gas property	(3)	(3)
Insurance recoveries	(9)	(9)
Change in fair value of oil & gas derivative contracts	4	4
EBITDAX	$ 59	$ 144

McMoRan Liner Procedure – Conservative Completion Alternative

- **Completions with "Liners" Are Part of McMoRan's Standard Operating Procedure for Completion of Deep-gas and Ultra-deep Wells**
- **The Liner Completion Procedure Provides Additional Barriers That Enhance Safety Measures to Ensure Well Control (More Conservative Than Long-string Design)**


Completion Design Alternatives
Long String Design
Liner Design
Wellhead
Seals
Ocean
Seafloor
Possible breach of seal or pipe
PIPE
Tapered Production Casing
Cement
Oil and gas
Tie Back String
PIPE PLACED SECOND
SEAL (Packer)
PIPE PLACED FIRST
Liner

Illustration from Wall Street Journal

- **The Liner Procedure Involves Setting a Seal (i.e., "Packer") at the Top of the Liner so Operator Can Verify That the Well is Stable**
- **If Pressure Testing Determines the Packer is Not Holding, Operator Has the Option to:**
  1) **Set Another Packer,**
  2) **Cement the Liner Top, or**
  3) **Circulate Heavier Mud to Stabilize the Well**
- **Once Stable, Then Set "Tie Back String" to Move Forward with the Completion**

Blueberry Hill Cross Section


A
A'
Wells Drilled in 2009
BP
ST2
ST3
MMR #9 STK1
MMR #9 (BBH #2)
MMR #1 (O.H.) 2005
-20000
-21000
-22000
-23000
-24000
-25000
SHALE
Big Green Flt.
Proven Hydrocarbons
Potential Hydrocarbons
Prospective Hydrocarbons
Wet Sands
7/10

Rob-L, Operc, and Gyro Mini Basin


ROB-L, OPERC & GYRO MINI BASIN SAND RICH
1200'+ Sd
2115'+ Sd
350'+ Sd
FLATROCK
HURRICANE
J.B. MTN.
BLUEBERRY HILL
900'+ Sd
900'+ Sd
950'+ Sd
J.B. MTN. DEEP
BLUEBERRY HILL SOUTHEAST
BLUEBERRY HILL SOUTH
BOUDIN
AMMAZZO
FLYING DUTCHMAN

Boudin
Deep Gas Exploration Prospect


Located in 20 feet of water


239
25
24
Boudin
26
27
McMoRan Proposed
240
EUGENE ISLAND
47
46
SOUTH MARSH ISLAND N. ADDN
1 Mile
7/10

Eugene Island Block 26

- **PTD: 23,050'**
- **Target: Miocene Objectives**
- **Gross Unrisked Potential: 300 Bcfe**

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

MCMORAN EXPLORATION CO.

Flatrock Major Discovery



~164 Bcfe of Gross Production To Date

Flatrock Ryder Scott Proved Reserves at 12/31/09



Producing
30%
Undeveloped
10%
Non-producing
60%

258 Bcfe Gross
48 Bcfe Net

NOTE: McMoRan owns a 25% Working Interest and an 18.8% Net Revenue Interest on #1 - #5; Net Revenue Interest for #6 well is 17.7%.



FLATROCK
ROB L
OPERC
GYRO
HURRICANE
HURRICANE DEEP
211
212
213
217
216
18
221
222
223
B
B'
Flatrock #229(2)
• 8 stacked pay sands
• 289 net feet of pay
• 114 MMcfe/d test rate
• Online July 6, 2008 in Rob-L
Flatrock #232 (5)
• 8 stacked pay sands
• 155 net feet of pay
• Online July 6, 2009
Flatrock #230 (3)
• 8 stacked pay sands
• 256 net feet of pay
• Online July 31, 2008
Flatrock #231 (4)
• 2 stacked pay sands
• 116 net feet of pay
• 124 MMcfe/d test rate
• Online Nov. 19 2008
Flatrock #228 (1)
• 8 stacked pay sands
• 260 net feet of pay
• Online Jan. 28, 2008 in Operc
Flatrock #233 (6)
• 2 stacked pay sands
• 40 net feet of pay
• Online June 2, 2009
Hurricane Deep #226
2007 DISCOVERY
Hurricane Deep # 234
Proposed Redrill
#223, #227 - Rob L Producing
#225 - Reviewing S/T Options
#229
#232
#231
#228
#230
#233
#227
#225
#223
#220
#218
Discovery
Productive
Drilling or T.A.
Proposed
1 Mile
7/10

Located on OCS 310 at South Marsh Island Block 212/217 in 10 Feet of Water

6 Successful Wells Drilled to Date

Platte Deep Gas Exploration Prospect



Located in 10 feet of water


16S2W
16S1W
Pecan Island Field
1.96 TCFE
PLATTE
Pecos Discovery
2006
17S2W
McMoRan
Prop. Loc.
17S1W
3
4
ONE MILE
7/10

Vermilion Parish, LA

- **MMR WI: 50%**
- **MMR NRI: 36%**
- **PTD: 18,700'**
- **Target: Marg-A**
- **Gross Unrisked Potential: 150 Bcfe**

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Conceptual Model - Ultra-Deep Play

McMoRan Broadly Recognized as Industry Leader in This New Exploration Frontier


N
Regional Conceptual Model - Ultra-Deep Play
ONSHORE to SHELF to DEEPWATER
S
False River
JP Jones
Flatrock
Davy Jones
Blackbeard / Lafitte
Shenandoah
Kaskida / Tiber
Tahiti / Maddog
Jack / Cascade
Onshore
La State
GOM OCS
Shelf
Deepwater
SHELF
DEEPWATER
PLIO-PLEISTOCENE
UPPER MIOCENE
MIDDLE MIOCENE
SALT
OLIGOCENE
EOCENE/PALEOCENE
UPPER CRETACEOUS
(Wilcox)
(TUSCALOOSA)
LOWER MIOCENE
EOCENE / PALEOCENE (Wilcox)
MESOZOIC
LOWER MIOCENE
EOCENE/PALEOCENE
35,000'

Data received to date from Davy Jones/Blackbeard West confirm McMoRan's original geologic modeling, which correlates the objective sections on the Shelf below the salt weld in the Miocene and older age sections to those productive sections seen in deepwater discoveries by other industry participants.

Davy Jones / Blackbeard Distances to Deepwater Discoveries


Davy Jones to Blackbeard
100 mi.
Blackbeard to Thunderhorse
135 mi.
Thunderhorse
Blackbeard to Knotty Head
125 mi.
Knotty Head
Davy Jones to Tiber
185 mi.
Tiber
Kaskida
Davy Jones to Kaskida
185 mi.
Davy Jones to Jack
220 mi.
Jack
Cascade
Davy Jones to Cascade
200 mi.
100'
650'
3/10

MCMORAN EXPLORATION CO.

Davy Jones & Blackbeard Cross Sections


Regional Cross Section - Subsalt Miocene Play
South Marsh Island to South Timbalier
SW
South Marsh Island Area
NE
Appraisal Well
Drilling
Davy Jones
2 Miles
Plio-Pleistocene
Upper Miocene
Middle Miocene
Salt Weld
Elizabeth Well
Original TD 19,958' MD (In Salt)
Oligocene
Eocene / Paleocene
(Wilcox)
Upper Cretaceous
PTD ~29,950' MD/TVD
Current TD
29,122' MD
29,004' TVD
(Tuscaloosa)
Mesozoic
96.6 Miles
-10,000'
-20,000'
-30,000'
-40,000'
NW
South Timbalier Area
SE
Blackbeard West
Pleistocene / Pliocene
Upper Miocene
Salt Weld
Drilled
Miocene
Section
3,450'
30,000' - 32,000'
3 Pay Zones
Rubble / Mineralized Zone
Middle Miocene
Current TD
~32,997' MD
PTD ~35,000' MD
Lower Miocene
Oligocene
Eocene / Paleocene
(Wilcox)
Upper Cretaceous
Mesozoic